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                          _______________ ____, 1999


Hambrecht & Quist LLC
Thomas Weisel Partners LLC
PaineWebber Incorporated
Wit Capital Corporation
As Representatives of the
 Several Underwriters
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, California 94104

Ladies and Gentlemen:

The undersigned is a stockholder of LifeMinders.com, Inc. (the "Company") and wishes to facilitate the public offering (the "Offering") of Common Stock of the Company ("Common Stock") pursuant to a Registration Statement on Form S-1 (the "Registration Statement") to be initially transmitted for filing with the Securities and Exchange Commission on or about September 24, 1999.

In consideration of the foregoing, and in order to induce you to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, without the prior written consent of Hambrecht & Quist LLC acting alone or of each of the Representatives of the Underwriters acting jointly, for a period of 180 days from the effective date of the Registration Statement.

Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to Hambrecht & Quist LLC, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.


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Hambrecht & Quist LLC
Thomas Weisel Partners LLC
PaineWebber Incorporated
Wit Capital Corporation
_______________ ____, 1999
Page 2

The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period of 180 days from the effective date of the Registration Statement the undersigned has no right to require the Company to register under the Securities Act of 1933 such Common Stock or other securities issued by the Company and beneficially owned by the undersigned.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.

                                                Very truly yours,



Dated: ---------------------                    --------------------------------
                                                Signature


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                                                Printed Name and Title